Exhibit 10.247

                    AMENDMENT NUMBER 1 TO PURCHASE AGREEMENT
                                     BETWEEN
            PHARMACEUTICAL ROYALTIES INTERNATIONAL (CAYMAN) LTD. AND
                                       AND
                       LIGAND PHARMACEUTICALS INCORPORATED


     THIS AMENDMENT TO PURCHASE AGREEMENT (the "AMENDMENT") is made and entered into on this 29th day of July, 2002 by and between Pharmaceutical Royalties International (Cayman) Ltd. ("BUYER") and Ligand Pharmaceuticals Incorporated ("SELLER").

     WHEREAS, Seller and Buyer are parties to that certain Purchase Agreement dated as of March 6, 2002 (the "PURCHASE AGREEMENT") pursuant to which Seller agreed, subject to the terms thereof, to sell, transfer, assign and deliver to Buyer the right to receive from Seller the Applicable Percentage of the AHP Net Sales and the Applicable Percentage of the Pfizer Net Sales;

     WHEREAS, Seller and Buyer wish to amend the Purchase Agreement to revise the grant of options from Seller to Buyer to acquire rights to receive additional percentages of both AHP Net Sales and Pfizer Net Sales;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment and in the Purchase Agreement, and pursuant to
Section 8.02(a) of the Purchase Agreement, Seller and Buyer do hereby amend the Purchase Agreement, as follows:

     1. Section 2.02(a) is hereby amended by deleting it in its entirety and replacing it with the following:

     "2.02 OPTIONS. (a) Seller hereby grants to Buyer the following options, each exercisable at Buyer's sole discretion, to acquire rights to receive additional percentages of both AHP Net Sales and Pfizer Net Sales on the same terms as described above in Section 2.01(a). For clarity, such options may be exercised only for additional percentages of both AHP Net Sales and Pfizer Net Sales. Payment of the Option Exercise Price specified below represents payment for the additional percentages of both the AHP Net Sales and the Pfizer Net Sales.

--------------------------- ------------------------------ --------------------- ---------------------------
   NOTICE DATE (EACH A         EXERCISE DATE (EACH AN         EXERCISE PRICE      ADDITIONAL PERCENTAGE OF
      "NOTICE DATE")              "EXERCISE DATE")          (EACH, AN "OPTION      BOTH AHP NET SALES AND
                                                             EXERCISE PRICE")         PFIZER NET SALES
--------------------------- ------------------------------ --------------------- ---------------------------
May 1, 2002                 May 15, 2002                             $3,000,000            0.125%
--------------------------- ------------------------------ --------------------- ---------------------------
September 20, 2002          September 30, 2002                       $3,500,000            0.125%
--------------------------- ------------------------------ --------------------- ---------------------------
December 20, 2002           December 31, 2002                        $3,850,000            0.125%
--------------------------- ------------------------------ --------------------- ---------------------------
September 15, 2003          September 30, 2003                      $12,500,000            0.250%
--------------------------- ------------------------------ --------------------- ---------------------------
March 16, 2004              March 31, 2004                          $16,000,000            0.250%
--------------------------- ------------------------------ --------------------- ---------------------------
May 17, 2004                May 31, 2004                            $10,500,000            0.125%
--------------------------- ------------------------------ --------------------- ---------------------------

     2. DEFINITIONS. All capitalized terms used, but not defined herein, shall have the respective meanings ascribed to them in the Purchase Agreement.

     3. GOVERNING LAW. This Amendment shall be governed construed in accordance with and governed by the law of the State if New York.

     4. ENTIRE AGREEMENT. The Purchase Agreement, as amended hereby, constitutes the full and entire understanding between the parties regarding the subject matter herein. Except as otherwise expressly provided herein, the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5. FULL FORCE AND EFFECT. Except as amended hereby, the Purchase Agreement shall remain in full force and effect.

6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

7. CAPTIONS. The titles and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.


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

         IN WITNESS WHEREOF, the parties hereof have caused this Amendment to be duly executed by their respective authorized officers of the day and year first written above.


LIGAND PHARMACEUTICALS INCORPORATED

By:      /S/WARNER R. BROADDUS

Name:    Warner R. Broaddus

Title:   V.P., General Counsel & Secretary


PHARMACEUTICAL ROYALTIES INTERNATIONAL (CAYMAN) LTD.

By:      /S/DAVE MADDEN

Name:    Dave Madden

Title:   Director